UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Celestica Inc.

(Exact name of registrant as specified in its charter)

Ontario	001-14832	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5140 Yonge Street, Suite 1900, Toronto, Ontario, Canada	M2N 6L7
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 448-5800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Shares without par value	CLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2025, the Board of Directors (the “Board”) of Celestica Inc., an Ontario corporation (the “Company”), approved and adopted By-Law 2 of the Company, relating to the advance notice procedural requirements for the nomination of the directors of the Company (the “Advance Notice By-Law”), effective immediately. Holders of common shares of the Company (the “Shareholders”) will be asked to confirm the adoption of the Advance Notice By-Law at the Company’s 2025 Annual Meeting (as defined below). If the adoption of the Advance Notice By-Law is not confirmed by an ordinary resolution at the 2025 Annual Meeting, it will be of no further force and effect and will terminate immediately.

The purpose of the Advance Notice By-Law is to provide Shareholders, directors and management of the Company with a clear framework respecting the nomination of persons for election as directors. The Advance Notice By-Law fixes a deadline by which Shareholders must submit nominations for election of directors prior to any annual or special meeting of Shareholders, and sets forth the information that a Shareholder must include in the notice to the Company in order for a nominee to be eligible for election as director.

Among other things, the Advance Notice By-Law provides that Shareholders seeking to nominate, in compliance with the Advance Notice By-Law, candidates for election as directors must give timely notice in writing to the Company’s Corporate Secretary. To be timely, such notice must be received by the Company’s Corporate Secretary (i) in the case of an annual meeting (including an annual and special meeting) of Shareholders, not less than 30 days prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the meeting was made, notice must be given not later than the close of business on the 10th day following the Notice Date; (ii) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not also called for other purposes), not later than the close of business on the 15th day following the Notice Date; and (iii) notwithstanding the foregoing, in the case of an annual meeting of Shareholders or a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not also called for other purposes) where “notice-and-access” is used for delivery of proxy-related materials and the Notice Date is not less than 50 days before the date of the meeting, not less than 40 days prior to the date of the meeting.

In addition, the Advance Notice By-Law provides that with respect to only the 2025 Annual Meeting, the preceding timely notice requirements are varied such that a Shareholder’s notice to the Company’s Corporate Secretary must be given no later than the later of (x) the latest applicable date otherwise provided for pursuant to the timely notice requirements summarized in clauses (i) through (iii) of the preceding paragraph and (y) the close of business on the 10th day following the first public announcement of the general requirements of the Advance Notice By-Law.

The Advance Notice By-Law also prescribes the proper written form for a Shareholder’s notice as well as additional requirements in connection with nominations. Except as otherwise provided by applicable law and the Restated Articles of Incorporation of the Company, no person will be eligible for election as a director of the Company unless nominated in accordance with the provisions of the Advance Notice By-Law.

This description of the Advance Notice By-Law does not purport to be complete and is qualified in its entirety by reference to the Advance Notice By-Law, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.08	Shareholder Director Nominations.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 7.01.	Regulation FD Disclosure.

On January 30, 2024, the Company issued a press release relating to the matters described in Item 5.03 and Item 8.01 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company currently intends to hold its Annual and Special Meeting of Shareholders (the “2025 Annual Meeting”) on June 17, 2025, at 9:30 a.m. EDT in a hybrid format with further details to be provided in the Company’s upcoming definitive proxy statement related to the 2025 Annual Meeting. The Company has set April 22, 2025 as the record date for determining shareholders of the Company who are entitled to receive notice of, and to vote, at the 2025 Annual Meeting.

Under the rules of the SEC, the Company has set February 24, 2025 as the deadline for submitting a shareholder proposal for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Accordingly, in order for such a shareholder proposal to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting, the proposal must be received by the Corporate Secretary of the Company at the Company’s principal executive offices at 5140 Yonge Street, Suite 1900, Toronto, Ontario, Canada M2N 6L7 no later than such date, and comply with the procedures and requirements set forth in Rule 14a-8.

In accordance with the advance notice requirements contained in the Advance Notice By-Law, Shareholders must deliver a notice to the Company’s Corporate Secretary no later than the close of business on May 8, 2025 in order for a director nominee nominated by any such Shareholder pursuant to the Advance Notice By-Law to be eligible for election at the 2025 Annual Meeting. Any such Shareholder notice must comply with the requirements of the Advance Notice By-Law and will not be effective otherwise.

In addition to satisfying the requirements contained in the Advance Notice By-Law, to comply with the SEC’s universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice setting forth the information required by Rule 14a-19 under the Exchange Act no later than April 18, 2025.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Advance Notice By-Law, effective January 29, 2025
99.1	Press Release of the Company dated January 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celestica Inc.

Date: January 30, 2025
	By:	/s/ Douglas Parker
Name: Douglas Parker
Title: Chief Legal Officer and Corporate Secretary